UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 1999





                 BANK OF AMERICA, NATIONAL ASSOCIATION (U.S.A.)
                 ----------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
            (ORIGINATOR OF THE NATIONSBANK CREDIT CARD MASTER TRUST)



     UNITED  STATES              33-69572               51-0313900
     --------------              --------               ----------
     (STATE  OR  OTHER          (COMMISSION  FILE       (I.R.S. EMPLOYER
     JURISDICTION  OF            NUMBER)                IDENTIFICATION NO.)
     INCORPORATION

                             1825 EAST BUCKEYE ROAD
                             PHOENIX, ARIZONA  85034
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------


       REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:  (704) 386-4103

                       EXHIBIT  INDEX  APPEARS  ON  PAGE  4

ITEM  5.     OTHER  EVENTS
             -------------

          THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.

ITEM  7.     FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
             -------------------------------------------------------------------

          (C)     EXHIBITS

               99A  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $500,000,000  CLASS  A  6.0%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1993-2

               99B     MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $31,915,000  CLASS  B  6.25%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1993-2

               99C  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $1,000,000,000  CLASS  A  6.45%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1995-1

               99D  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $51,137,000  CLASS  B  6.625%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1995-1


               99E  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $756,000,000  CLASS  A  5.29375%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1996-1

               99F  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $58,500,000  CLASS  B  5.42375%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1996-1

                                   SIGNATURES

          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                   BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                   -------------------------------------------
(REGISTRANT)


DATED:  DECEMBER  15,  1999                  BY:/S/ EMILY  WATSON
        -------------------                     ----------------
                                             NAME:  EMILY  WATSON
                                             TITLE: ASSISTANT VICE PRESIDENT
                                            (DULY AUTHORIZED OFFICER)

                                                      SEQUENTIALLY
EXHIBIT                                                 NUMBERED
NUMBER                     EXHIBIT                       PAGE
------                     -------                       ----


99A  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --       EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST          A  &  B
     $500,000,000  CLASS  A  6.0%  ASSET  BACKED       5  -  10
     CERTIFICATES,  SERIES  1993-2


99B  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --       EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST          A  &  B
     $31,915,000  CLASS  B  6.25%  ASSET  BACKED       5  -  10
     CERTIFICATES,  SERIES  1993-2


99C  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --       EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST          C,  D,  &  E
     $1,000,000,000  CLASS  A  6.45%  ASSET  BACKED    11  -  16
     CERTIFICATES,  SERIES  1995-1


99D  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --       EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST          C,  D,  &  E
     $51,137,000  CLASS  B  6.625%  ASSET  BACKED      11  -  16
     CERTIFICATES,  SERIES  1995-1


99E  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --       EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST          F,  G,  &  H
     $756,000,000  CLASS  A  5.29375%  ASSET  BACKED   17  -  23
     CERTIFICATES,  SERIES  1996-1


99F  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --       EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST          F,  G,  &  H
     $58,500,000  CLASS  B  5.42375%  ASSET  BACKED    17  -  23
     CERTIFICATES,  SERIES  1996-1